UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2015

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PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

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California

(State or Other Jurisdiction of Incorporation)

1-10709	95-4300881
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions

On April 28, 2015, PS Business Parks reported its results of operations and financial condition for the quarter ended March 31, 2015. The full text of the press release is furnished as exhibit 99.1 to this Current Report on Form 8-K. The information in Item 2.02 and Exhibit 99.1 are being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)  The Company’s annual meeting of shareholders was held on April 28, 2015.

(b)  The four matters considered for a vote are described in detail in the Company’s proxy statement for the 2015 Annual Meeting filed with the Securities and Exchange Commission on March 27, 2015. The final results for the votes for each proposal are set forth below.

1.  The shareholders elected nine directors to the Board of Directors to hold office until the 2016 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	Votes For	Withheld	Broker Non-Votes
Ronald L. Havner, Jr.	21,605,532	4,138,271	460,850
Joseph D. Russell, Jr.	25,731,806	11,997	460,850
Jennifer Holden Dunbar	25,672,203	71,600	460,850
James H. Kropp	25,598,593	145,210	460,850
Sara Grootwassink Lewis	25,577,094	166,709	460,850
Michael V. McGee	25,672,103	71,700	460,850
Gary E. Pruitt	25,666,724	77,079	460,850
Robert S. Rollo	25,672,080	71,723	460,850
Peter Schultz	25,732,283	11,520	460,850

2.  The shareholders ratified the appointment of Ernst & Young LLP as PS Business Parks’ independent registered public accounting firm for the fiscal year ending December 31, 2015 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,139,003	61,524	4,126	-0-

3.  The shareholders approved an amendment to the Retirement Plan for Non-Employee Directors as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,577,971	157,208	8,624	460,850

4.  The shareholders approved the advisory vote on executive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,857,009	1,793,554	93,240	460,850

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1:  Press release dated April 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date:  April 28, 2015

By:	/s/ Edward A. Stokx
Edward A. Stokx
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	PS Business Parks, Inc. Earnings Press Release dated April 28, 2015.